Exhibit 10.38
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT, dated as of [•] (this “Agreement”), is made between Primo Water Corporation, a Delaware corporation (the “Company”), and Culligan International Company, a Delaware corporation (“Culligan”). Capitalized terms used in this Agreement without definition have the meanings set forth in Section 8.
     A. On June 1, 2010, the Company, Culligan Store Solutions, LLC (“CSS”) and Culligan of Canada, Ltd. entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to acquire certain assets in exchange for cash and Registrable Securities, all as more fully described in the Purchase Agreement.
     B. Immediately following receipt by CSS of the Registrable Securities following the Overallotment Option Closing Date, CSS will transfer the Registrable Securities to Culligan.
     C. It is a condition to the Closing under the Purchase Agreement that Culligan and CSS enter into the Lock-Up Agreement, restricting the resale of Registrable Securities as therein provided.
     D. It is a condition to the Closing under the Purchase Agreement that this Agreement be executed by the parties and delivered to Culligan on the Closing Date.
     Now, therefore, the parties hereto agree as follows:
     1. Registration of Registrable Securities.
     (a) Registration. The Company will use its commercially reasonable efforts to register, in accordance with the provisions of this Agreement, all the Registrable Securities and to have the Registration Statement declared effective within 181 days of the Closing Date. The Company will pay all Registration Expenses incurred in connection with the Registration.
     (b) Postponement of Registration or Use of Registration Statement. The Company may postpone for a reasonable period of time, not to exceed 30 days each time it exercises its rights under this clause (b), (i) the filing of a prospectus or the effectiveness of the Registration Statement or (ii) Culligan’s use of and ability to make sales pursuant to the Registration Statement, if, in either such case, the Company furnishes to Culligan a certificate signed by the Chief Executive Officer of the Company stating that the Company believes that either the Registration or Culligan’s use of or making sales pursuant to the Registration Statement would be reasonably likely to have a material adverse effect on any proposal or plan by the Company to engage in any acquisition of stock or assets (other than in the ordinary course of business) or any merger, amalgamation, consolidation, tender offer or similar transaction, or otherwise would require disclosure of material nonpublic information that would not be in the best interests of the Company and its shareholders; provided that the Company may not effect such a postponement more than two times in any 12-month period. If the Company so postpones the filing of a prospectus or the effectiveness of the Registration Statement, the Company will pay all Registration Expenses incurred in connection with any such postponement.
     (c) Selection of Underwriters. If Culligan intends to distribute any or all of the Registrable Securities by means of an underwritten offering, it will so advise the Company. In such event, Culligan will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company’s approval which will not be unreasonably withheld or delayed.

     2. Registration Procedures. The Company will use its commercially reasonable efforts to effect the registration and sale of the Registrable Securities in accordance with Culligan’s intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will:
     (a) prepare and file the Registration Statement with the Commission, make all required filings with FINRA and thereafter use its commercially reasonable efforts to cause the Registration Statement to become effective within 181 days after the Closing Date; provided that (i) before filing the Registration Statement or any amendments or supplements thereto, the Company will furnish to one firm of counsel selected by Culligan copies of all such documents proposed to be filed; (ii) unless such counsel earlier informs the Company that it has no objections to the filing of such Registration Statement, amendment or supplement, the Company will not file such Registration Statement, amendment or supplement prior to the date that is two Business Days from the date that such counsel received such document; and (iii) the Company will not file any Registration Statement or amendment or post-effective amendment or supplement to such Registration Statement if such counsel has reasonably objected in writing on the grounds that (and explaining why) such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;
     (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and such free writing prospectuses under Rule 433 (each, a “Free Writing Prospectus”) as may be necessary to keep the Registration Statement effective until the earliest of (i) three years from the Closing Date, (ii) such time as (A) Culligan owns less than 5% of the Company’s outstanding common stock, $0.01 par value per share (“Common Stock”), and (B) all of the Registrable Securities held by Culligan at such time could be sold without restriction in a single transaction under Rule 144, and (iii) such time as all of the Registrable Securities have been disposed of by Culligan in accordance with the intended methods of disposition set forth in the Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act); provided that, at any time after the Company becomes eligible to register Common Stock on Form S-3, the Company shall, if either (1) so requested by Culligan or (2) the Company so chooses, convert the then effective Registration Statement into a shelf Registration Statement on Form S-3 so as to enable Culligan to sell its Common Stock pursuant thereto from time to time in accordance with Rule 415;
     (c) comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities until such time as all of the Registrable Securities have been disposed of by Culligan in accordance with the intended methods of disposition set forth in such Registration Statement;
     (d) furnish to Culligan such number of copies, without charge, of the Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, any Free Writing Prospectus, all exhibits and other documents filed therewith and such other documents as Culligan may reasonably request in order to facilitate the disposition of the Registrable Securities;
     (e) use its commercially reasonable efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such United States jurisdictions as Culligan reasonably requests and do any and all other acts and things that may be reasonably necessary or reasonably advisable to enable Culligan to consummate the disposition in such jurisdictions of the Registrable Securities; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;
     (f) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other United States governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable Culligan to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;
     (g) promptly notify Culligan, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable but subject to Section 1(b) hereof, prepare and furnish to Culligan a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
     (h) promptly notify Culligan (i) when the prospectus or any prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or to amend or to supplement such prospectus or for additional information, and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for any of such purposes;
     (i) use its commercially reasonable efforts to cause the Registrable Securities to be listed, within 181 days after the Closing Date, on each securities exchange or automated quotation system on which shares of Common Stock are then listed;
     (j) provide a transfer agent and registrar for the Registrable Securities not later than the effective date of, or date of the final receipt issued for, the Registration Statement;
     (k) enter into such customary agreements (including underwriting agreements with customary provisions) on terms reasonably satisfactory to the Company and take all such other actions as Culligan or the underwriters, if any, reasonably request in order to facilitate the disposition of the Registrable Securities;
     (l) upon reasonable advance notice by Culligan, make available for inspection by Culligan, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by Culligan or any such underwriter, all relevant financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the Registration Statement; provided that Culligan will, and will cause each such underwriter, accountant or other agent to, (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (ii) minimize the disruption to the Company’s business in connection with the foregoing;
     (m) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (n) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in the Registration Statement for sale in any jurisdiction, subject to Section 1(b) hereof, use its commercially reasonable efforts promptly to obtain the withdrawal of such order;
     (o) enter into such agreements and take such other actions as Culligan or the underwriters, if any, reasonably request in order to facilitate the disposition of the Registrable Securities, including, without limitation, preparing for and participating in such number of “road shows” and such other customary selling efforts as the underwriters reasonably request in order to facilitate such disposition; provided that, for any underwritten public offering, (i) Culligan shall provide the Company with at least 10 Business Days notice prior to any such “road show”, (ii) the Company shall not be obligated to participate in any “road show” that extends more than 4 Business Days and (iii) the Company shall have no obligation to participate in more than two “road shows”.
     (p) for so long as Culligan holds at least 10% of the Company’s outstanding Common Stock or if such registration includes an underwritten public offering, upon reasonable notice, obtain one or more comfort letters addressed to Culligan dated the effective date of the Registration Statement, each amendment and supplement thereto (and if such registration includes an underwritten public offering, dated the date of the underwriting agreement for such offering and the date of the closing under the underwriting agreement for such offering), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters;
     (q) for so long as Culligan holds at least 10% of the Company’s outstanding Common Stock or if such registration includes an underwritten public offering, upon reasonable notice, provide legal opinions of the Company’s outside counsel addressed to Culligated dated the effective date of the Registration Statement, each amendment and supplement thereto (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement for such offering), with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;
     (r) furnish to Culligan such information and assistance as Culligan may reasonably request in connection with any “due diligence” effort which Culligan may reasonably deem appropriate, provided that Culligan shall enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company; and
     (s) use its commercially reasonable efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the opinion of Culligan to effect the registration of the Registrable Securities contemplated hereby.
The Company agrees not to file or make any amendment to the Registration Statement, or any amendment of or supplement to the prospectus or any Free Writing Prospectus used in connection therewith, that refers to Culligan as a selling stockholder without the consent of Culligan, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law.
The Company may require Culligan to furnish the Company with such information regarding Culligan and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

     3. Shelf Take-Downs. At any time after the Registration Statement is converted into a shelf Registration Statement pursuant to the proviso in Section 2(b), if Culligan delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect a disposition of all or part of the Registrable Securities (a “Shelf Disposition”) and stating the number of the Registrable Securities to be included in the Shelf Disposition, then the Company shall amend or supplement the shelf Registration Statement or related prospectus as may be necessary in order to enable such Registrable Securities to be disposed of pursuant to the Shelf Disposition, provided that Culligan shall not be entitled to deliver (i) an aggregate of more than three Take-Down Notices in any twelve month period, (ii) any Take-Down Notice within 30 days after the effective date of any registration statement of the Company hereunder, or (iii) any Take-Down Notice unless it relates to the anticipated sale of Registrable Securities with a market value of at least $5.0 million (based upon the market value of the Company’s Common Stock on the date of the delivery of such Take-Down Notice).
     4. Registration Expenses. All expenses incidental to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with United States securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters and other Persons retained by the Company in accordance with this Agreement, and all of the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASDAQ (all such expenses, “Registration Expenses”), will be borne by the Company; provided that (i) all Selling Expenses and (ii) fees and disbursements of counsel for Culligan will be borne by Culligan. Notwithstanding the foregoing, the Company shall bear all of the expenses incurred in connection with the first request by Culligan (other than in connection with an underwritten public offering) pursuant to Section 2(p) and Section 2(q) for a comfort letter addressed to Culligan and a legal opinion of the Company’s outside counsel addressed to Culligan, respectively, with the expenses for each subsequent comfort letter or legal opinion (other than in connection with an underwritten public offering) to be borne 50% by the Company and 50% by Culligan.
     5. Indemnification.
     (a) The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, Culligan, its affiliates and their respective officers, directors and partners and each Person who directly or indirectly controls Culligan (within the meaning of the Securities Act) (each, a “Culligan Indemnitee”) against, and pay and reimburse such Culligan Indemnitee for any losses, claims, damages, liabilities, joint or several, or actions or proceedings, whether commenced or threatened, in respect thereof, (collectively, “Losses”) to which such Culligan Indemnitee may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus, preliminary prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with the Registration, and the Company will pay and reimburse each such Culligan Indemnitee for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such Losses, provided that the Company will not be liable in any such case to the extent that any such Losses or expenses arise out of (i) or are based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus, preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by Culligan expressly for use therein or (ii) facts or circumstances that resulted in a breach of any representation or warranty of Culligan, CSS or Culligan of Canada Ltd. in the Purchase Agreement or any document or certificate delivered pursuant thereto (without regard to any baskets, caps, survival periods or other limitations on the Company’s (or its subsidiaries’) ability to make an indemnification claim with respect to any such breach under the Purchase Agreement. In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Culligan Indemnitees.
     (b) Culligan will furnish to the Company in writing such information with respect to itself as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, will indemnify and hold harmless the Company, its directors and officers, and each other Person who controls the Company (within the meaning of the Securities Act but excluding any Culligan Indemnitee to the extent it may be deemed to control the Company) (each, a “Company Indemnitee”) against any Losses to which any such Company Indemnitee may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus, preliminary prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in each case, only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus, preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by Culligan expressly for use therein, and Culligan will reimburse the Company and each such Company Indemnitee for any legal or any other expenses actually and reasonably incurred by it in connection with investigating, defending or settling any such Loss; provided that the obligation to indemnify and hold harmless will be limited in the aggregate to the net amount of proceeds received by Culligan from the sale of Registrable Securities pursuant to the Registration Statement.
     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim (to the extent such fees and expenses are otherwise indemnifiable hereunder), unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.
     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

     (e) If the indemnification provided for in this Section 5 is unavailable or insufficient for any reason whatsoever to hold harmless an indemnified party with respect to any Losses or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such Losses or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount Culligan will be obligated to contribute pursuant to this Section 5(e) will be limited to the net amount of proceeds received by Culligan from the sale of Registrable Securities pursuant to the Registration Statement (less the aggregate amount of any damages which Culligan has otherwise been required to pay in respect of such Losses or any substantially similar Losses arising from the sale of such Registrable Securities).
     6. Ticking Fee.
     (a) If either (i) the Registration Statement is not effective on the date which is 181 days after the Closing Date (the “Target Effective Date”) or (ii) the Registrable Securities are not listed on the securities exchanges provided for in Section 2(i) on the Target Effective Date, the Company agrees to pay to Culligan the Ticking Fee, during the period from and including the Target Effective Date to and including the date on which both the Registration Statement is effective and the Registrable Securities are so listed (the “Ticking Period”). Any such Ticking Fee shall accrue daily and be payable on the first business day of each month during the Ticking Period and on the effective date of the Registration Statement. No Ticking Fee shall accrue or be payable (A) during any extension of the 180-day initial Lock-Up Period (as such term is used in the Lock-Up Agreement) pursuant to the terms of the Lock-Up Agreement or (B) to the extent that the Registration Statement is not effective due to Culligan’s (1) failure to furnish the Company information regarding itself as a selling shareholder , the Registrable Securities held by it or its intended method of distribution thereof or (2) breach of any of its covenants or agreements contained hereunder.
     (b) Culligan agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1(b) or 2(g), Culligan will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until Culligan receives copies of a supplemented or amended prospectus as contemplated by such section. In the event the Company gives any such notice, (i) the applicable time period mentioned in Section 2(b) during which the Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 6(b) to and including the date when Culligan will have received the copies of the supplemented or amended prospectus contemplated by Section 2(g) and (ii) the Company shall pay to Culligan the Ticking Fee during the period described in clause (i) of this sentence.
     7. Term. This Agreement will be effective as of the Closing Date and will continue in effect, subject to the terms of Section 5, thereafter until the earliest of (a) its termination by the consent of the parties hereto or their respective successors in interest, (b) the date on which the Company is no longer required to keep the Registration Statement effective pursuant to Section 2(b) and (c) the dissolution, liquidation or winding up of the Company.

     8. Defined Terms. Capitalized terms when used in this Agreement have the following meanings:
“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act.
“Closing” has the meaning given to such term in the Purchase Agreement.
“Closing Date” has the meaning given to such term in the Purchase Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.
“IPO” has the meaning given to such term in the Purchase Agreement.
“Lock-Up Agreement” has the meaning given to such term in the Purchase Agreement.
“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.
“Registrable Securities” means (i) any equity securities of the Company issued to Culligan as consideration under the Purchase Agreement, and (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement, or (y) they are no longer owned by Culligan.
“Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Culligan notifies the Company of its intention to offer Registrable Securities.
“Registration” means the registration of Registrable Securities required by Section 1.
“Registration Expenses” has the meaning set forth in Section 4(a).
“Registration Statement” means the prospectus and other documents filed with the Commission to effect the Registration under the Securities Act.
“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.
“Rule 415” means Rule 415 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.
“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.
“Shelf Disposition” has the meaning set forth in Section 3.
“Take-Down Notice” has the meaning set forth in Section 3.
“Ticking Fee” means a fee, payable pursuant to Section 6, which shall accrue daily at the variable rate equal to Culligan’s cost of capital at the time such Ticking Fee is incurred (not to exceed 12.0% per annum), and be applied to the value of the Registrable Securities held by Culligan at such time, with such value to be determined by multiplying the number of Registrable Securities held by Culligan by the price per share at which shares of Common Stock were first offered to the public in the IPO; provided, however, that during any period of time with respect to which the Company has exercised its rights under Section 1(b) the Ticking Fee shall accrue daily at the rate of 9.0% per annum.
     9. Miscellaneous.
     (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to Culligan in this Agreement.
     (b) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.
     (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the parties hereto.
     (d) Successors and Assigns. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, no transferee or assignee of Culligan shall be entitled to have shares of Common Stock held by it included in the Registration Statement.
     (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     (f) Counterparts. This Agreement may be executed simultaneously in two counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
     (h) Governing Law. This Agreement and the rights and duties of the parties hereto hereunder shall be governed by and construed in accordance with laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.
     (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to the Company and Culligan in the manner and at the addresses set forth in the Purchase Agreement.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PRIMO WATER CORPORATION
By:
Name:
Title:

CULLIGAN INTERNATIONAL COMPANY
By:
Name:
Title: